EXHIBIT 10.59

OMNIBUS AMENDMENT TO LOAN DOCUMENTS AND REQUEST FOR ADVANCE

This Omnibus Amendment to Loan Documents and Request for Advance (this “Amendment”), dated as of January 12, 2017, by and between JPP, LLC and JPP II, LLC, , each a Delaware limited liability company (together with its successors and assigns, “Lender”), and SEARS, ROEBUCK AND CO., KMART STORES OF ILLINOIS LLC, KMART OF WASHINGTON LLC, KMART CORPORATION, SHC DESERT SPRINGS, LLC , INNOVEL SOLUTIONS, INC, SEARS HOLDINGS MANAGEMENT CORPORATION, MAXSERV, INC. and TROY COOLIDGE NO. 13, LLC , collectively as borrower (individually or collectively, as the context may require, jointly and severally, together with their respective permitted successors and assigns, “Borrower”), amends that certain Loan Agreement, dated as of January 3, 2017 (the “Loan Agreement”; all capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement) and the other Loan Documents (as defined in the Loan Agreement).
WHEREAS, on January 3, 2017, Lender advanced to Borrower a portion of the loan (the “Loan”) made pursuant to the Loan Agreement in the amount of $321,231,646;
WHEREAS, Lender and Borrower desire to, among other things, amend the Loan Documents in connection with a second advance of the Loan by Lender to Borrower in the amount of $164,026,106 made as of the date hereof.
NOW THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby represent, warrant, covenant and agree as follows:
Section 1.    Amendment of Loan Documents. Lender and Borrower hereby agree to amend the terms of the Loan Documents as follows:
(a)     In the “DEFINITIONS” section of the Loan Agreement, the defined term “Borrower or Borrowers” is hereby deleted in it is entirety and replaced with the following:
““Borrower or Borrowers” means, collectively, jointly and severally, Sears Roebuck and Co., a New York corporation; Kmart Stores of Illinois LLC, an Illinois limited liability company; Kmart of Washington LLC, a Washington limited liability company; Kmart Corporation, a Michigan corporation; SHC Desert Springs, LLC, a Delaware limited liability company; Innovel Solutions, Inc., a Delaware corporation; Sears Holdings Management Corporation, a Delaware corporation; Maxserv, Inc., a Delaware corporation and Troy Coolidge No. 13, LLC, a Michigan limited liability company.”
(b)    The last sentence of Section 1.1(b) of the Loan Agreement is hereby amended by changing the reference to “$30,000,000” in such sentence to “$14,000,000”.
(c)     The first sentence of Section 3.14 of the Loan Agreement is hereby deleted in its entirety and replaced with the following: “As of the date that the final Delayed Advance hereunder is made by Lender, Borrower has delivered to Lender true and complete copies of all Leases pursuant to which any Borrower is the lessor at any of the Properties, including all modifications and amendments thereto, which are in Borrower’s possession.”
(d)     All references to “Borrower” in the Environmental Indemnity and the Guaranty shall mean, collectively, jointly and severally, Sears Roebuck and Co., a New York corporation; Kmart Stores of Illinois LLC, an Illinois limited liability company; Kmart of Washington LLC, a Washington limited liability company; Kmart Corporation, a Michigan corporation; SHC Desert Springs, LLC, a Delaware limited liability company; Innovel Solutions, Inc., a Delaware corporation; Sears Holdings Management Corporation, a Delaware corporation; Maxserv, Inc., a Delaware corporation and Troy Coolidge No. 13, LLC, a Michigan limited liability company.
(e)    All references to “Maker” in the Note(s) shall mean, collectively, jointly and severally, Sears Roebuck and Co., a New York corporation; Kmart Stores of Illinois LLC, an Illinois limited liability company; Kmart of Washington LLC, a Washington limited liability company; Kmart Corporation, a Michigan corporation; SHC Desert Springs, LLC, a Delaware limited liability company; Innovel Solutions, Inc., a Delaware corporation; Sears Holdings Management Corporation, a Delaware corporation; Maxserv, Inc., a Delaware corporation and Troy Coolidge No. 13, LLC, a Michigan limited liability company
(f)    All references to “Loan Agreement” in each of the Loan Documents shall mean the Loan Agreement, as amended by this Amendment, and all references to “Loan Documents” in each of the Loan Documents shall mean the Loan Documents as amended by this Amendment.
Section 2. Request for Advance.
(a) Borrower hereby requests a Delayed Advance in an aggregate principal amount of $164,026,106 be made as of the date hereof. Solely with respect to the Delayed Advance referenced in the immediately preceding sentence, Lender hereby waives (x) the conditions to such Delayed Advance set forth in Section 1.1(b)(i) and (ii) of the Loan agreement; provided, however, that (1) all other conditions to such Delayed Advance set forth in the Loan Agreement shall not be waived and remain in full force and effect and (2) except for the condition contained in the last sentence of Section 2.1(a) requiring that reasonably acceptable Title Insurance Policies for each of the Properties be delivered prior to the making of any Delayed Advance, the requirements of Section 2.1 of the Loan Agreement are in no way modified by the waiver contained in this sentence and remain in full force and effect; and (y) the requirement that a request for a Delayed Advance be made at least six Business Days prior to the date on which such Delayed Advance is made.
(b) Lender acknowledges that Borrower is unable to comply with the requirements of clause (i) of Section 2.2(b) of the Loan Agreement with respect to the Delayed Advance being made as of the date hereof, because all of the final Appraisals have not yet been received; accordingly, Lender hereby waives such requirements, solely with respect to the satisfaction thereof in connection with such Delayed Advance; provided, however, for the avoidance of doubt, upon availability of all final Appraisals, Borrower shall comply with the requirements of clause (i) of Section 2.2(b) of the Loan Agreement. Borrower hereby represents and warrants that, as of the date hereof, Appraisals have been ordered for each of the Properties (including the Properties for which Mortgages are being delivered in connection with the Delayed Advance being made as of the date hereof) and all Appraisals received by Borrower since the Closing Date have been delivered to Lender.
Section 3.    Miscellaneous.
(a)    All of the terms and conditions of the Loan Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein. Except as expressly amended hereby (or waived pursuant to Section 2 above), the Loan Agreement and each of the other Loan Documents remains in full force and effect in accordance with its terms. Any waiver of any condition or covenant pursuant to this Amendment is effective solely with respect to the Delayed Advance made as of the date hereof and shall not be effective with respect to any other Delayed Advance or any other matter related to the Loan or the Loan Documents.
(b)    Borrower hereby represents and warrants that (i) Borrower has the power and authority to enter into this Amendment, to perform its obligations under the Loan Agreement as amended hereby, (ii) Borrower has by proper action duly authorized the execution and delivery of this Amendment by Borrower and (iii) this Amendment has been duly executed and delivered by Borrower and constitutes Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(c)    This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard to principles of conflicts of law.
(d)    Borrower hereby (1) unconditionally ratifies and confirms, renews and reaffirms all of its obligations under the Loan Agreement and each of the other Loan Documents, (2) acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of the Loan Agreement as amended hereby and the other Loan Documents, in each case, without impairment, and (3) represents, warrants and covenants that it is not in default under the Loan Agreement or any of the other Loan Documents beyond any applicable notice and cure periods, and there are no defenses, offsets or counterclaims against the Indebtedness.
(e)    Sears Holdings Corporation hereby (1) unconditionally approves and consents to the execution by Borrower of this Amendment and the modifications to the Loan Documents effected thereby, (2) unconditionally ratifies, confirms, renews and reaffirms all of its obligations under the Guaranty, (3) acknowledges and agrees that its obligations under the Guaranty remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of such documents without impairment, and (4) represents, warrants and covenants that (i) it is not in default under the Guaranty beyond any applicable notice and cure periods, (ii) there are no defenses, offsets or counterclaims against its obligations under the Guaranty and (iii) it has the power and authority to enter into this Amendment and has by proper action duly authorized its execution and delivery of this Amendment.
(f)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Copies of originals, including copies delivered by facsimile, pdf or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment.

[Signatures appear on following page]

IN WITNESS WHEREOF, for good and valuable consideration, the sufficiency of which is hereby acknowledged and agreed, the parties hereto have executed and delivered this Amendment as of the date first hereinabove set forth.

LENDER: JPP, LLC, a Delaware limited liability company By: /s/ Edward S. Lampert________________ Name: Edward S. Lampert Title: Authorized Signatory

LENDER: JPP II, LLC, a Delaware limited liability company By: /s/ Edward S. Lampert________________ Name: Edward S. Lampert Title: Authorized Signatory

SEARS, ROEBUCK AND CO.,
a New York corporation

By: /s/ Robert A. Riecker____________________
         Name: Robert A. Riecker
Title: Vice President, Controller and
                Chief Accounting Officer

KMART CORPORATION,
a Michigan corporation

By: /s/ Robert A. Riecker____________________
         Name: Robert A. Riecker
Title: Vice President, Controller and
                Chief Accounting Officer

KMART STORES OF ILLINOIS LLC,
an Illinois limited liability company

By: Kmart Corporation, a Michigan corporation, as Sole Member

By: /s/ Robert A. Riecker____________________
         Name: Robert A. Riecker
Title: Vice President, Controller and
                Chief Accounting Officer

KMART OF WASHINGTON LLC,
a Washington limited liability company

By: Kmart Corporation, a Michigan corporation, as Sole Member

By: /s/ Robert A. Riecker____________________
         Name: Robert A. Riecker
Title: Vice President, Controller and
                Chief Accounting Officer

SHC DESERT SPRINGS, LLC,
a Delaware limited liability company

By: Kmart Corporation, a Michigan corporation,
       its sole member

By: /s/ Robert A. Riecker____________________
        Name: Robert A. Riecker
Title: Vice President, Controller and
              Chief Accounting Officer

INNOVEL SOLUTIONS, INC., a Delaware corporation By: /s/ Robert A. Riecker____________________ Name: Robert A. Riecker Title: Vice President

SEARS HOLDINGS MANAGEMENT CORPORATION, a Delaware corporation By: /s/ Robert A. Riecker____________________ Name: Robert A. Riecker Title: President

MAXSERV, INC., a Delaware corporation By: /s/ Lawrence Meerschaert______________ Name: Lawrence Meerschaert Title: Vice President

TROY COOLIDGE NO. 13, LLC,
a Michigan limited liability company

By: Kmart Corporation, a Michigan corporation,
       its sole member

By: /s/ Robert A. Riecker____________________
        Name: Robert A. Riecker
Title: Vice President, Controller and
              Chief Accounting Officer

Solely with respect to Section 3(e) hereof: GUARANTOR: SEARS HOLDINGS CORPORATION, a Delaware corporation By: /s/ Robert A. Riecker _______________ Name: Robert A. Riecker
Title: Vice President, Controller and
Chief Accounting Officer